SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 11, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


3551 Seventh Street, Suite 204, Moline, Illinois                        61265
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   (Address of principal executive offices)                           (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1 Shareholder letter to be presented in the quarterly shareholder publication, "Investor Update".

Item 12.  Results of Operations and Financial Condition

         On August 11, 2004, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the second quarter ended June 30, 2004. The letter is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.


                                                        QCR HOLDINGS, INC.

Dated:  August 11, 2004                          By:    /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer



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